Exhibit 10.1

FIRST AMENDMENT

TO

ADVISORY AGREEMENT

AMONG

STRATEGIC REALTY TRUST, INC.

STRATEGIC REALTY OPERATING PARTNERSHIP, LP,

AND

SRT ADVISOR, LLC

THIS FIRST AMENDMENT TO THE ADVISORY AGREEMENT (“FIRST AMENDMENT”), dated as of July 15, 2014 (the “Effective Date”) is entered into by and among Strategic Realty Trust Inc., a Maryland corporation, formerly known as TNP Strategic Retail Trust, Inc. (the “Company”), Strategic Realty Operating Partnership, LP, a Delaware limited partnership, formerly known as TNP Strategic Retail Operating Partnership, LP (the “Operating Partnership”), and SRT Advisor, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement.

W I T N E S S E T H

WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Advisory Agreement dated as of August 10, 2013, (as amended by the First Amendment , the “Advisory Agreement”) which by its terms will expire on August 9, 2014; and

WHEREAS, the parties hereto desire to renew the Advisory Agreement for an additional 12 months from August 10, 2014, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Term: The Advisory Agreement is hereby renewed for an additional term of twelve months, beginning on August 10, 2014.
2.	Name Changes: Any reference in the Advisory Agreement to the Company shall mean Strategic Realty Trust, Inc., and any reference to the Operating Partnership in the Advisory Agreement shall refer to Strategic Realty Operating Partnership, LP.

Exhibit 10.1

3.	Operating Partnership Interest. The parties hereto acknowledge and agree that the Special OP Units have been issued to the Advisor per Section 9(g) of the Advisory Agreement.
4.	Notices. The Notice Address for the Company, Operating Partnership and the Board is hereby deleted in its entirety, and replaced by the following:

Strategic Realty Trust, Inc.

Attn: Todd Spitzer, Chairman of the Board of Directors

c/o G. Lee Burns

SRT Advisor, LLC

400 S. El Camino Real, Suite 1100

San Mateo, CA 94402

5.	Except as specifically set forth above, the Advisory Agreement shall remain unmodified, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT as of the date first above written.

Strategic Realty Trust, Inc.

By:	/s/ Todd A. Spitzer_________________

Todd A. Spitzer, Chairman of the Board

Strategic Realty Operating Partnership, L.P.

By:	Strategic Realty Trust, Inc.

Its General Partner

By:	/s/ Todd A. Spitzer_________________

Todd A. Spitzer, Chairman of the Board

SRT Advisor, LLC

By:	/s/ Andrew Batinovich______________

Andrew Batinovich, President and CEO